UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement.
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☐	Definitive Proxy Statement.
☒	Definitive Additional Materials.
☐	Soliciting Material Pursuant to §240.14a-12.

FATHOM HOLDINGS INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Proposals to be considered at the Annual Meeting: (1) To elect the eight directors nominated by the Company’s board of directors to hold office for a one-year term until the 2022 Annual Meeting of Shareholders; and (2) To approve an amendment to the Fathom Holdings Inc. 2019 Omnibus Stock Incentive Plan to increase the share reserve by 1,000,000 shares of common stock. Additionally, to address such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof. You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Common Shares. FATHOM HOLDINGS INC. 2000 Regency Parkway Drive,Suite 300 Cary, North Carolina 27518 *Shareholders are cordially invited to attend the Annual Meeting and vote in person. At the Annual Meeting, you will need to request a ballot to vote your shares. Dear Shareholder, The 2021 Annual Meeting of Shareholders of Fathom Holdings Inc. (the “Company”) will be held at 2000 Regency Parkway Drive, Suite 160, Cary, North Carolina 27518 on October 20, 2021 at 9:00 a.m. (Eastern Time). Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. The Proxy Materials are available for review at: https://www.cstproxy.com/fathom/2021 Vote Your Proxy on the Internet: Go to http://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares. CONTROL NUMBER FATHOM HOLDINGS INC. c/o Continental Proxy Services 1 State Street, New York NY 10004 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS to be held on October 20, 2021 The Board of Directors recommends a vote “FOR” all the nominees under Proposal 1 and “FOR” Proposal 2. 18676 Fathom_Holdings_Inc_Notice_Card REV3- Front

Important Notice Regarding the Availability of Proxy Materials For the 2021 Annual Meeting of Shareholders to be Held on October 20, 2021 The following Proxy Materials are available for review at https://www.cstproxy.com/fathom/2021: - the Company’s Annual Report for the year ended December 31, 2020; - the Company’s Notice of Annual Meeting of Shareholders and Proxy Statement; - the Proxy Card; and - any amendments to the foregoing materials that are required to be furnished to shareholders. This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before October 11, 2021 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company. ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your control number. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-888-221-0691 or By logging on to https://www.cstproxy.com/fathom/2021 or By email at: proxy@continentalstock.com Please include the company name and your control number in the subject line. FATHOM HOLDINGS INC. 2000 Regency Parkway Drive,Suite 300 Cary, North Carolina 27518 18676 Fathom_Holdings_Inc_Notice_Card REV3 - Back